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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Audiovox Corporation:

         We consent to the use of our reports dated January 13, 2000 included herein or incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                       /s/ KPMG LLP
                                       -----------------------------------



Melville, New York
February 1, 2000